THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, IN EITHER CASE, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.


                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                           PANAGRA INTERNATIONAL CORP.

                            Void after April 2, 2004

         This certifies that, for value received, First Pacific Capital Ltd. (the "Holder") is entitled, subject to the terms set forth below, to purchase from PANAGRA INTERNATIONAL CORP., a New York corporation (the "Company"), Five Hundred Thousand (500,000) shares of the Common Stock of the Company, par value $.001 per share (the "Common Stock"), as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in
Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

         1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable when vested in accordance with the following vesting schedule, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Daylight Time, on April 2, 2004 and shall be void thereafter. This Warrant shall become exercisable for the purchase of 41,666.67 of the shares of Common Stock underlying this Warrant on the first day of each month following the Warrant Issue Date so long as the initial Holder of this Warrant has not terminated its consulting relationship with the Company on each such vesting date; provided, however, if the Company terminates the Holder's consulting relationship for any reason, then this Warrant shall automatically become 100% vested on an accelerated basis as of the date of such termination.

         2. Exercise Price. The Exercise Price at which this Warrant may be exercised shall be $0.20 per share of Common Stock, as adjusted from time to time pursuant to Section 11 hereof (the "Exercise Price").

         3.       Exercise of Warrant.

         (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, but not for more than the number of shares which may then constitute the maximum number purchasable (such number being subject to adjustment as provided in Section 11 below), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment
(i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness or other obligations of the Company to the Holder, or
(iii) by a combination of (i) and (ii), of the purchase price of the shares of Common Stock to be purchased.

         (b) Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                   X = Y(A-B)
         A

 Where   X  =  the number of shares of Common Stock to be issued to the Holder

         Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

         A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

         B  =  Exercise Price (as adjusted to the date of such calculation)

         For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value.

         (c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within twenty (20) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Common Stock issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

         4. Fractional Shares or Scrip. Fractional shares or scrip representing fractional shares may not be issued upon the exercise of this Warrant, instead the number of shares of Common Stock purchasable hereunder shall be rounded up or down, as appropriate.

         5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         6. Rights of Stockholders. This Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company.

         7. Transfer. Neither this Warrant nor any shares of Common Stock to be purchased pursuant to this Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"). Therefore, unless this Warrant or any shares of Common Stock to be purchased pursuant to this Warrant have been registered under the Securities Act, the Company may require, as a condition of allowing the transfer or exchange of this Warrant or such shares, that the Holder or transferee of this Warrant or such shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such transfer or exchange may be made without registration under the Securities Act of 1933. The certificates evidencing the Common Stock issued on the exercise of the Warrant shall bear a legend to the effect that the certificates have not been registered under the Securities Act of 1933. Notwithstanding the foregoing, the unvested portion of this Warrant is not transferrable.

         8. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its certificate of incorporation as amended (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         9. Notices.

         (a) Whenever the Exercise Price or number of shares of Common Stock purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer or Chief Executive Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

         (b) In case:

              (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

              (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of substantially all of the assets of the Company to another corporation, or

              (iii) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the date therein specified.

         (c) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

         10. Amendments.

         (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder.

         (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         11.   Adjustments.   The  Exercise  Price  and  the  number  of  shares
purchasable hereunder are subject to adjustment from time to time as follows:

           11.1 Merger, Sales of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), ___ (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this Section 11.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

           11.2 Reclassification, etc. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

           11.3 Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, (i) the number of shares of Common Stock or other securities issuable upon the exercise of this Warrant shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination and (ii) the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

           11.4 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

           11.5 No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

           12. Holder's Representations and Warranties

           The Holder, by acceptance of this Warrant, hereby represents and warrants to the Company as follows:

           12.1 Purchase Entirely for Own Account. That the Warrant, and upon exercise of the Warrant the shares of Common Stock or other securities at any time purchasable hereunder are being acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or to any third person, with respect to the Warrant or the shares of Common Stock or other securities at any time purchasable hereunder.

           12.2 Disclosure of Information. The Holder has requested and believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Warrant. The Holder further represents that it has had an opportunity to ask questions, if any, and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and of the business as conducted or as proposed to be conducted.

           12.3 Investment Experience. The Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, and bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Common Stock or other securities at any time purchasable hereunder. The Holder also represents it has not been organized for the purpose of acquiring the Securities.

           12.4 Regulation D. The Holder is an "Accredited Investor" as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended.

         13.      Miscellaneous.

              13.1 Governing Law. This Warrant shall be governed by and construed according to the laws of the State of Connecticut without regard to its conflicts of law principles.

              13.2 References. Unless the context otherwise requires, any reference to a "Section" refers to a section of this Warrant. Any reference to "this Section" refers to the whole number section in which such reference is contained.

                                             [signature page follows]

              IN WITNESS WHEREOF, PANAGRA INTERNATIONAL CORP. has caused this Warrant to be executed by its officers thereunto duly authorized as of April 2, 2001.


                                             PANAGRA INTERNATIONAL CORP.

                                             By: /s/ Ronald C. H. Lui
                                             --------------------
                                             Name:  Ronald C. H. Lui
                                             Title:  President

                               NOTICE OF EXERCISE

TO:      PANAGRA INTERNATIONAL CORP.

              (1) The undersigned hereby (A) elects to purchase _____ shares of Common Stock of PANAGRA INTERNATIONAL CORP. pursuant to the provisions of
Section 3(a) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full, or (B) elects to exercise this Warrant for the purchase of _______ shares of Common Stock, pursuant to the provisions of Section 3(b) of the attached Warrant.

              (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

              (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                               ---------------------------
                                               (Name)


                                               ---------------------------
                                               (Name)

              (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                                 ---------------------------
                                                 (Name)


----------------------------                         ---------------------------
(Date)                                                        (Signature)